UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Taiwan Greater China Fund
(Exact name of registrant as specified in charter)

c/o Nanking Road Capital Management, LLC
111 Gillett Street
 Hartford, CT 06105
(Address of principal executive offices) (Zip code)

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02196-3604
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 343-9567

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS

Semi-Annual Report
June 30, 2009

Dear Stockholders

The Taiwan stock market continued its strong recovery in the second quarter with the Taiwan Stock Exchange index (TAIEX) yielding US dollar total returns of 23.6% for the quarter and 40.3% for the first half of 2009. The MSCI Taiwan index* and the Taiwan China Strategy index also yielded strong US dollar total returns: 25.0% and 26.5% for the second quarter, respectively, and 35.4% and 41.1% for the first half, respectively.

Buoyed by improving commercial relations with mainland China, the market traded over the 7000 level on the TAIEX in late May. The market was again among the best performing emerging markets during the first half, and volatility continued at relatively low levels. As measured by Bloomberg, the 30 day annualized volatility of the TAIEX ended the second quarter at 27.2% compared with 36.0% at year-end 2008. The Taiwan dollar appreciated in the second quarter by 3.4% but remained virtually unchanged at 32.8 to the US$ from its 2008 yearend level.

Fund Performance

The Fund’s shares on the New York Stock Exchange rose 37.4% during the first half, and net asset value rose 37.3% after expenses and taxes of 1.6%. This performance easily exceeded the 32.9% rise in the Taiwan iShares and was also quite favorable relative to other funds investing in Taiwan and Greater China.

The Fund’s discount to net asset value averaged 6.9% in the second quarter and 8.0% for the first half. This compares to 9.8% for 2008 and 9.7% for 2007. The Fund traded at an intraday premium of 7.9% on May 1st. The Fund also traded at a smaller premium on April 30th, and we believe these were the first premiums since 1996. The maximum closing discount in the second quarter was 12.1% on April 20th, and the minimum closing discount was 0.6% in May 1st.

The Fund’s second quarter mean and median trading volumes roughly doubled compared to first quarter levels, reaching 39,522 shares and 23,200 shares per day, respectively. This was approximately equivalent to trading levels for 2008.

The Fund’s net asset value performance is highly correlated with the performance of the broad Taiwan market. Relative to the MSCI Taiwan index, the Fund’s R2** is 0.96; its beta is 0.98, indicating a slightly lower risk level than the overall market, and its alpha is zero. Alpha is a measure of “excess return” or investment return which cannot be explained by the risk level of an asset. These figures are net of all expenses and taxes for the Fund but not for the index. Comparing the Fund to the MSCI Taiwan index in an investible form using the Taiwan iShares yields a more meaningful comparison. On this basis, the Fund’s R2 is 0.91; beta is 0.95, and alpha is a very attractive 7 basis points per week.

Performance Attribution

Taiwan Greater China Fund has recently opted to use Bloomberg to provide attribution analysis for the Fund’s portfolio.

For the one year period ending June 30, 2009, the NT$ return of the Fund’s portfolio was a negative 13.34% while the NT$ return of MSCI Taiwan was a negative 15.95%. Therefore the active return for the fund was a 2.61%. Sector allocation contributed 1.62% to the active return while asset selection contributed 0.87%. Currency also contributed of 0.11%, a result of holding several Hong Kong shares. Computer and systems hardware, cash holdings and food were the main positive sector contributors while flat panel displays, steel and petrochemicals were the main negative contributors. For the three months ending June 30, 2009, the portfolio returned 22.77% compared to MSCI Taiwan’s return of 20.97%, for an active return of 1.8%. Sector allocation contributed a negative 0.81% while stock selection contributed +2.7%, while currency contributed -0.09%. Semiconductors, computer and systems hardware and telecoms were the main positive sector contributors while financials were the main negative contributor to active sector returns.

Portfolio Valuation Measures

Corporate valuations in Taiwan look somewhat muddled due to the effects of the financial crisis and the rapid market turnaround. As of June 30th, the Fund’s heavily tech-weighted portfolio was composed of companies with a weighted average price-earnings ratio of 21.9, a weighted average price-book ratio of 2.3, a weighted average cash dividend ratio of 3.1%, and a weighted average return on equity of 10.6%.

Taiwan Political and Economic Developments

Economic performance in Taiwan appears to have bottomed out as year-on-year export performance improved from Q1 2009. Q1 2009 exports were down 36.7% YOY while Q2 2009 figures showed a YOY decline of 32%. Leading indicators continue to edge up although building permits dropped significantly from previous month’s level, down almost 60% YOY. Average overtime worked increased, however, up over 25% from December 2008’s lows, although still down 37% YOY. Q1 GDP growth was a negative 10.2% but the government forecast for Q2 GDP is negative 8.5%, with full year 2009 forecast at negative 4.25% due to a strong 4th quarter. The Central Bank has kept the discount rate stable since lowering it to 1.25% in February 2009. Taiwan’s CPI in June actually fell by 1.97% from a year earlier, the biggest drop in 40 years, as demand declined and unemployment levels rose. Unemployment, a lagging indicator, increased in May to 5.8%, the highest level since the government began tracking in 1978. The government believes that the rate will top 6% but begin to decline in the 4th quarter.

The major political news in the second quarter revolved around an April 29th announcement that Far Eastone Telecommunications, a Taiwan wireless operator, had accepted a bid from China Mobile, China’s largest mobile operator to acquire 12% of its shares. This sent positive shock waves through the markets, with the TWSE Index increasing by 6.7% the day after the announcement - essentially limit up for the market – and a total of nearly 17% by May 6th. Both governments indicated that they would take the necessary actions to allow mainland investments but there was some skepticism on whether Taiwan would allow a mainland investment in telecommunications. By June, Taiwan announced that it would officially allow investment from mainland China in 100 industries and projects. Taiwan will open up 64 sectors in manufacturing, 25 in services and 11 public infrastructure projects. These sectors will include handset and personal computer manufacturing, automobiles, plastics and textiles, as well as oil and natural gas exploration services, petroleum products wholesaling and fuel retailing. Investment in up to a 50% interest in public infrastructure projects is allowed, including airport and harbor facilities. The government, however, will not allow investment in certain industries, including LCD fabs, semiconductor foundries and telecommunications. So it seems unlikely that the China Mobile / Far Eastone deal will be allowed to go forward despite the fact that it was approved by Far Eastone shareholders. This announcement has initiated some corporate activity but there have been no formal announcement of other acquisitions in Taiwan by Chinese companies.

Taiwan and China are also moving ahead with other cross-strait initiatives although it is a slow process. A third round of talks was held at the end of April in Nanjing and a framework for opening the financial sector in both countries was agreed to. At the beginning of July, a 50-member financial delegation of legislators and bank representatives went on a 5 day fact finding visit to Beijing. The delegation visited the regulatory commissions for banking, insurance and securities, as well as government and private banks. It is expected that an MOU on financial supervisory cooperation will be signed in late July or August, opening the way for actual cross-strait investments in the financial sector. Taiwan and China also continue to work on an Economic Cooperation Agreement which would lower overall trade barriers. The Taiwan government expects to finish a joint study in September and sign a deal in 2010. The President says there will be no political aspects to the agreement.

Lastly, it has been a year since Taiwan opened up direct passenger transportation links with the mainland. In that year, 1.6 million passengers took some 4,000 non-stop flights between China and Taiwan and more than 350,000 mainland residents have visited Taiwan, according to press reports.

China’s strong economic growth and Taiwan-based companies’ active involvement in the process continues. Taiwan’s corporate governance, accounting standards, and legal system reduce the risks of investment in China, and we believe that the Fund will continue to be a smart way to invest in China.

Earlier this year Nanking Road Capital Management enrolled in the Emerging Managers Program developed by CALPERS and the California Teachers Retirement Fund. This program was designed to encourage institutional investment in new and small managers like Nanking Road. At the Annual Awards Luncheon in June, Nanking Road was named Emerging Equity Manager of the Year.

Yours truly,

Steven R. Champion
President, CEO and Portfolio Manager
July 31, 2009

*
Source: MSCI. This information is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties”) makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Taiwan China Strategy Index is a custom index calculated by MSCI for, and as requested by, Taiwan Greater China Fund. To calculate this Index MSCI starts with the MSCI Taiwan Index and then excludes those securities selected by Taiwan Greater China Fund on a quarterly basis based on Taiwan Greater China Fund’s screening criteria. MSCI has no role in developing, reviewing or approving Taiwan Greater China Fund’s investing criteria or the list of companies excluded from the MSCI Taiwan Index by Taiwan Greater China Fund to create the Taiwan China Strategy Index.

**
R2 is a measure of the correlation between the dependent and independent variables in a regression analysis. In this report, it measures the extent to which the Fund’s movements can be explained by movements in a benchmark index. The measurement ranges from 0 to 1, where 1 indicates that all movements of the Fund can be explained by movements in the index.

TAIWAN GREATER CHINA FUND
PORTFOLIO HIGHLIGHTS
Schedule of Investments by Industry as of June 30, 2009 (Unaudited)

Industry Diversification

		Percent of
Industry	U.S. $ Value	Net Assets

Computer Systems & Hardware	14,827,510	22.84%
Semiconductors	12,588,820	19.40
Plastics	7,076,314	10.89
Electronic Components	5,642,604	8.69
Flat-Panel Displays	5,036,045	7.75
Steel	3,054,216	4.71
Food	2,695,773	4.15
Financial Services	2,556,373	3.93
Computer Peripherals/ODM	2,405,044	3.70
Cement	2,111,510	3.25
Other	1,405,488	2.16
Electronics/Other	1,361,366	2.09
Textiles	1,056,371	1.63
Rubber	639,457	0.98
Transportation	601,960	0.92
Electrical & Machinery	420,886	0.65
Retailing	412,534	0.63
Glass, Paper & Pulp	330,284	0.51
Communications Equipment	252,312	0.39
Hotels	98,141	0.15
Short-Term Securities	23,599	0.04
Other Assets (Less Liabilities)	353,337	0.54
Net Assets	$64,949,944	100.00

TAIWAN GREATER CHINA FUND
Schedule of Investments (Unaudited) / June 30, 2009

COMMON STOCK — 99.42%

Shares		% of	U.S. Dollar
Cement — 3.25%		Net Assets	Value
735,615	Asia Cement Corp.	1.21	$00,784,716
1,386,373	Taiwan Cement Corp.	2.04	1,326,794
			2,111,510
Communications Equipment — 0.39%
156,787	Gemtek Technology	0.39	252,312

Computer Peripherals/ODM — 3.70%
175,000	Chicony Electronics Co., Ltd.	0.50	325,892
98,899	HTC Corp.	2.15	1,398,633
783,433	Lite-on Technology Corp.	1.05	680,519
			2,405,044
Computer Systems & Hardware — 22.84%
474,651	Acer Inc.	1.27	826,046
85,980	Advantech Co., Ltd.	0.19	121,855
2,037,154	Asustek Computer Inc.	4.07	2,645,009
436,494	Compal Electronics Inc.	0.55	354,543
2,455,860	Hon Hai Precision Industry Co., Ltd.	11.70	7,597,372
403,242	Inventec Co., Ltd.	0.36	232,900
1,121,828	Quanta Computer Inc.	2.79	1,812,157
745,075	Wistron Corp.	1.91	1,237,628
			14,827,510
Electrical & Machinery — 0.65%
385,000	Teco Electric & Machinery Co., Ltd.	0.24	153,718
834,837	Walsin Lihwa Corp.	0.41	267,168
			420,886
Electronic Components — 8.69%
206,676	Catcher Technology Co., Ltd.	0.76	492,596
285,000	Coretronic Corp.	0.44	287,085
743,129	Delta Electronics Inc.	2.60	1,687,385
142,979	Everlight Electronics Co.	0.56	365,183
260,557	Foxconn Technology Co., Ltd.	1.12	725,843
24,695	Motech Industry Co., Ltd.	0.15	96,718
43,000	Nan Ya Printed Circuit Board Corp.	0.18	115,986
90,000	Prime View International Co., Ltd.	0.14	92,990
133,799	Shin Zu Shing Co., Ltd.	0.98	636,167
81,00	Simplo Technology Co., Ltd.	0.50	325,876
249,000	TXC Corp.	0.37	240,576
209,378	Unimicron Technology Corp.	0.25	160,815
325,000	WPG Holdings Co. Ltd.	0.50	322,425
10,000	Young Fast Optoelectronics Co. Ltd.	0.14	92,959
			5,642,604

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Schedule of Investments (Continued) (Unaudited) / June 30, 2009

Shares		% of	U.S. Dollar
Electronics/Other — 2.09%		Net Assets	Value
200,000	Lumax International Corp., Ltd.	0.48	315,148
641,615	Synnex Technology International Corp.	1.61	$00,1,046,218
			1,361,366
Financial Services — 3.93%
1,278,000	Cathay Financial Holding Co., Ltd.	2.91	1,891,097
711,000	Fubon Financial Holding Co., Ltd.	1.02	665,276
			2,556,373
Flat-Panel Displays — 7.75%
3,430,381	AU Optronics Corp.	5.15	3,345,693
1,921,847	Chi Mei Optoelectronics Corp.	1.56	1,013,348
2,980,951	Chunghwa Picture Tubes, Ltd.	0.60	390,676
233,983	Innolux Display Corp.	0.44	286,328
			5,036,045
Food — 4.15%
159,405	Great Wall Enterprises Co.	0.26	168,345
460,000	Tingyi (Cayman Islands) Holdings Corp.	1.17	759,732
1,400,638	Uni-President Enterprise Corp.	2.22	1,442,900
580,000	Want Want China Holdings, Ltd.	0.50	324,796
			2,695,773
Glass, Paper & Pulp — 0.51%
499,384	Taiwan Glass Ind. Corp.	0.51	330,284

Hotels — 0.15%
7,000	Formosa International Hotels Corp.	0.15	98,141

Plastics — 10.89%
1,153,299	Formosa Chemicals & Fiber Corp.	2.67	1,736,451
1,546,983	Formosa Plastics Corp.	4.25	2,758,260
1,988,319	Nan Ya Plastics Corp.	3.97	2,581,603
			7,076,314
Retailing — 0.63%
95,000	Far Eastern Department Stores Co., Ltd.	0.14	93,379
124,512	President Chain Store Corp.	0.49	319,155
			412,534
Rubber — 0.98%
409,777	Cheng Shin Rubber Ind. Co., Ltd.	0.98	639,457

Semiconductors — 19.40%
2,232,762	Advanced Semiconductor Engineering Inc.	1.99	1,289,571
30,000	Global Unichip Corp.	0.22	140,811
401,543	MediaTek Inc.	7.39	4,797,465
106,525	Powertech Technology Inc.	0.34	222,401

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Schedule of Investments (Continued) (Unaudited) / June 30, 2009

Shares		% of	U.S. Dollar
Semiconductors (Cont’d.)		Net Assets	Value
13,000	RichTek Technology Corp.	0.13	81,820
637,193	Siliconware Precision Industries Co., Ltd.	1.14	738,957
2,856,005	Taiwan Semiconductor Manufacturing Co., Ltd.	7.33	4,761,459
1,659,397	United Microelectronics Corp.	0.86	556,336
			12,588,820
Steel — 4.71%
3,443,621	China Steel Corp.	4.56	$2,959,772
99,000	Tung Ho Steel Enterprise Corp.	0.15	94,444
			3,054,216
Textiles — 1.63%
912,093	Far Eastern Textile, Ltd.	1.63	1,056,371

Transportation — 0.92%
167,000	U-Ming Marine Transport Corp.	0.50	325,754
771,261	Yang Ming Marine Transport Corp.	0.42	276,206
			601,960
Other — 2.16%
148,050	Giant Manufacturing Co., Ltd.	0.55	356,024
17,000	Largan Precision Co., Ltd.	0.28	179,793
346,000	Merida Industry Co., Ltd.	0.84	548,369
524,473	Pou Chen Corp.	0.49	321,302
			1,405,488

TOTAL COMMON STOCK (COST $70,699,606)			64,573,008

SHORT TERM SECURITIES — 0.04%
Time Deposit — 0.04%
Citibank - London, 0.03%, Due 07/01/09	0.04	23,599

TOTAL SHORT-TERM SECURITIES (COST $23,599)		23,599

TOTAL INESTMENTS IN SECURITIES AT FAIR VALUE (COST $70,723,205)	99.46	64,596,607

OTHER ASSETS (LESS LIABILITIES)	0.54	353,337

NET ASSETS	100.00	$64,949,944

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Statement of Assets and Liabilities
June 30, 2009 (Unaudited) (Expressed in U.S. Dollars)

Assets
Investments in securities at market value (Notes 2B, 2D, 3 and 7)
Common Stock (cost — $70,699,606)	$64,573,008
Short-term securities (cost — $23,599)	23,599
Total investment in securities at fair value (cost — $70,723,205)	64,596,607
Cash	3,313,944
Foreign cash (cost — $304,433)	305,522
Dividend receivable	83,184
Prepaid expenses and other assets	196,476
Total assets	68,495,733

Liabilities
Payable for fund shares repurchased	3,317,890
Professional fees payable	115,909
Shareholder communication fees payable	53,454
Custodian fee payable (Note 6)	15,101
Administration fee payable (Note 5)	14,130
Management fee payable (Note 4)	1,939
Other accrued expenses	27,366
Total liabilities	3,545,789

Net assets	$64,949,944

Components of net assets
Par value of shares of beneficial interest (Note 8)	$64,124,095
Additional paid-in capital (Note 8)	157,795,312
Accumulated net investment income	57,437,398
Accumulated net realized loss on investments and foreign currency transactions	(103,383,306)
Unrealized net depreciation on investments (Note 7)	(6,126,598)
Cumulative translation adjustment (Note 2F)	(40,896,957)

Net assets	$64,949,944

Net asset value per share (12,409,440 shares issued and outstanding, par value $0.01)	$5.23

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited) (Expressed in U.S. Dollars)

Investment income (Notes 2B, 2D)
Dividends	$	,116,127
Interest and other income		28
		116,155

Republic of China taxes (Note 2H)		(42,388)

		73,767
Expenses
Management fee (Note 4)		357,870
Trustee fees and expenses		117,733
Shareholder communication expenses		99,188
Audit and tax fee		61,359
Legal fees and expenses		48,594
Insurance expenses		46,336
Administrative fee (Note 5)		45,085
Custodian fee (Note 6)		41,695
Other expenses		64,012

		881,872

Net investment loss		(808,105)

Net realized and unrealized gain (loss) on investments and foreign currencies (Notes 2F and 7)
Net realized gain on:
investments (excluding short-term securities)		423,617
foreign currency transactions		18,515
Net realized gain on investments and foreign currency transactions		442,132
Net changes in unrealized appreciation (depreciation) on:
investments		18,957,055
translation of assets and liabilities in foreign currencies		(42,939)

Net realized and unrealized gain from investments and foreign currencies		19,356,248

Net increase in net assets resulting from operations		$18,548,143

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Statements of Changes in Net Assets
For the Six Months Ended June 30, 2009 and the Year Ended December 31, 2008 (Expressed in U.S. Dollars)

	Six Months	Year Ended
	Ended June 30,	December 31,
	2009 (Unaudited)	2008
Net increase (decrease) in net assets resulting from operations
Net investment income (loss)	$(808,105)	$2,046,036
Net realized gain (loss) on investments and foreign
currency transactions	442,132	(6,872,628)
Unrealized appreciation (depreciation) on investments	18,957,055	(52,029,736)
Unrealized depreciation on translation of
assets and liabilities in foreign currencies	(42,939)	(1,988,385)

Net increase (decrease) in net assets resulting from operations	18,548,143	(58,844,713)

Capital share transactions:
Cost of semi-annual repurchase offer (Note 8B)	(3,317,890)	(7,466,652)

Net assets, beginning of period	49,719,691	116,031,056

Net assets, end of period	$64,949,944	$49,719,691

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Financial Highlights
(Expressed in U.S. Dollars)

	Six Months
	Ended
	June 30, 2009		Years Ended December 31,
	(Unaudited)		2008	2007		2006	2005	2004
Per share operating performance
Net asset value, beginning of period	3.81		8.02	7.07		5.87	5.37	5.13

Net investment income (loss) (a)	(0.06)		0.15	0.02		0.01	0.05	(0.01)
Net realized and unrealized gain (loss)
on investments (b)	1.47		(4.21)	0.92		1.21	0.65	(0.24)
Net realized and unrealized
appreciation (depreciation) on
translation of foreign currencies (b)	0.00	(c)	(0.16)	(0.01)		(0.03)	(0.25)	0.26
Total from investment operations	1.41		(4.22)	0.93		1.19	0.45	0.01

Distributions to Shareholders from:
Net investment income*	—		—	—		—	—	(0.01)

Capital Stock Transactions:
Share Tender Offer/Repurchase	0.01	(d)	0.01 (d)	0.02	(d)	0.01	0.05	0.24
Net asset value, end of period	5.23		3.81	8.02		7.07	5.87	5.37
Per share market price, end of period	4.85		3.53	7.23		6.61	5.30	4.90

Total investment return (%):
Based on Trust's market price	37.40		(51.18)	9.38		24.72	8.16	3.42
Based on Trust's net asset value	37.27		(52.49)	13.44		20.44	9.31	4.94
U.S. $ return of Taiwan Stock Exchange
Index**	40.14		(46.66)	9.23		20.35	3.03	11.69

Ratios and supplemental data:
Net assets, end of period (in thousands)	64,950		49,720	116,031		113,391	104,364	116,467
Ratio of expenses to average net assets (%)	1.54	†	2.37	2.30		2.55	2.12	2.79
Ratio of net investment income (loss)
to average net assets (%)	(1.41	)†	2.29	0.28		0.22	0.99	(0.27)
Portfolio turnover ratio (%)	8		22	26		24	16	137

(a)	Based on average shares outstanding.
(b)
Cumulative effect of change in accounting principle resulted in a $0.06 reduction in realized gain/loss on investments and foreign currency transactions and a $0.06 increase in unrealized appreciation/depreciation on investments and foreign currency translation during 2004.

(c)	Amounts represent less than $0.01 per share.
(d)	Based on average monthly shares outstanding.
*	See Note 2G for information concerning the Trust's distribution policy.
**
Returns for the Taiwan Stock Exchange Index are not total returns and reflect only changes in share price, and do not assume that cash dividends were reinvested. The Taiwan Stock Exchange Index is calculated by the Taiwan Stock Exchange Corp.

†	Not annualized.

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2009 (Expressed in U.S. Dollars) (Unaudited)

Note 1 — Organization and Acquisition of The Taiwan (R.O.C.) Fund
The Taiwan Greater China Fund (the “Fund” or the “Trust”) is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission (the “SEC”) as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust changed its name from The R.O.C. Taiwan Fund to the Taiwan Greater China Fund on December 29, 2003. The change took effect on the New York Stock Exchange on January 2, 2004.

The Trust was formed in connection with the reorganization (the “Reorganization”) of The Taiwan (R.O.C.) Fund. The Taiwan (R.O.C.) Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and the Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting The Taiwan (R.O.C.) Fund. On February 23, 2004, the investment contract was terminated and substantially all of the assets held in The Taiwan (R.O.C.) Fund were transferred to the direct account of the Trust. The Trust thereupon converted to internal management and now directly invests in Taiwan as a Foreign Institutional Investor (“FINI”). The Taiwan (R.O.C.) Fund was subsequently liquidated. At the Annual Meeting of Shareholders held on August 21, 2007, shareholders approved an advisory agreement between the Fund and Nanking Road Capital Management, LLC (the “NRC”), a company organized by employees of the Fund who had managed the Fund’s investments for the period from February 2004 to September 2007.

As required by the Trust’s Declaration of Trust, if the Trust’s shares trade on the market at an average discount to net asset value per share (“NAV”) of more than 10% in any consecutive 12-week period, the Trust must submit to the shareholders for a vote at its next annual meeting a binding resolution that the Trust be converted from a closed-end to an open-end investment company.  The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion.  Because the Trust’s shares traded at an average discount to NAV of more than 10% for the 12-week period ended October 10, 2008, the Trust’s shareholders will be asked to consider the conversion of the Trust to an open-end investment company at the 2009 annual meeting to be held on September 10, 2009.  The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion.

At the Annual Meeting of Shareholders held June 21, 2005, the shareholders approved the adoption by the Trust of an interval fund structure. The Trust now makes semi-annual repurchase offers with respect to its shares (see Note 8B).

On October 31, 2006, the Board of Trustees terminated the Fund’s policy requiring the Republic of China Securities and Futures Bureau, Financial Supervisory Commission (the “ROC FSC”) to consent to change certain policies of the Fund.

Note 2 — Summary of Significant Accounting Policies
A — Basis of presentation — The accompanying financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

B — Valuation of investments — Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market or Hong Kong Stock Exchange. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at NAV or at amortized cost, which approximates fair value.  Securities for which market quotations are not readily available are, or if a development/event occurs that may significantly impact the value of a security may be, fair-valued in good faith pursuant to procedures established by the Board of Trustees.

C — Lending of Portfolio Securities —The Trust may lend portfolio securities up to 331/3% of the market value of the Fund’s total assets to qualified broker-dealers or financial institutions.  All loans of portfolio securities are required to be secured by cash, U.S. government or government agency securities, or bank letters of credit, in each case in an amount equal, at the inception of the loan and continuing throughout the life of loan, to 105% of the market value of securities lent, which are marked-to-market daily.  The Trust receives compensation for securities lending activities from interest earned on the invested cash collateral net of fee rebates paid to the borrower.  The Trust’s lending agency agreement with UBS Securities LLC (“UBS”), was terminated at the end of October 2008, as UBS decided to exit the securities lending business.  For the fiscal year ended December 31, 2008, the Trust earned $112,290 from securities lending activities, and UBS earned $39,751 in compensation as the Trust’s lending agent. The Trust did not have securities on loan during the period.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2009 (Expressed in U.S. Dollars) (Unaudited) (continued)

D — Security transactions and investment income — Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned.

E — Realized gains and losses — For U.S. federal income tax purposes and financial reporting purposes, realized gains and losses on securities transactions are determined using the first-in, first-out method and the specific identification method, respectively. For the fiscal year ended December 31, 2008, the Trust utilized $5,335,840 of capital loss carryover with a total loss carryover of $91,449,362 remaining.

This capital loss carryover may be used to offset any future capital gains generated by the Trust, and, if unused, $59,446,991 of such loss will expire on December 31, 2009, $16,589,494 of such loss will expire on December 31, 2010, $11,721,463 of such loss will expire on December 31, 2011 and $3,691,414 of such loss will expire on December 31, 2013.

In accordance with federal income tax regulations, the Trust expects to elect to defer passive foreign investment company losses of $224,372, currency losses of $1,215,369 and capital losses of $12,127,908 realized on investment transactions from November 1, 2008 through December 31, 2008 and treat them as arising during the fiscal year ended December 31, 2009 for U.S. federal income tax purposes.

F — Foreign currency translation — Substantially all of the Trust’s income is earned, and its expenses are partially paid, in New Taiwan Dollars (“NT$”). The cost and market value of securities, currency holdings, and other assets and liabilities that are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars (“U.S. $”) based on the closing market rate for United States Dollars in Taiwan at the end of the period. At June 30, 2009, that rate was NT$32.8100 to $1.00. Investment income and expenses are translated at the average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G — Distributions to shareholders — It is the Trust’s policy to distribute all ordinary income and net realized capital gains calculated in accordance with U.S. federal income tax regulations.  Such calculations may differ from those based on GAAP.  Permanent book to tax differences primarily relate to the treatment of the Trust’s gains from the disposition of passive foreign investment company shares as well as the nondeductibility of net operating losses for U.S. federal income tax purposes. Temporary book to tax differences are primarily due to differing treatments for certain foreign currency losses.

H  — Taxes — The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

Management has analyzed the Trust’s tax positions taken on federal income tax returns for all open tax years and has concluded that, as of December 31, 2008, no provision for income tax would be required in the Trust’s financial statements. The Trust’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Republic of China (“R.O.C.”) levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust. For the six months ended June 30, 2009, total par value of stock dividend received was $116,278.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the fair value of stocks sold or transferred is levied. Proceeds from sales of investments are net of securities transaction tax of $23,508 paid for the six months ended June 30, 2009.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2009 (Expressed in U.S. Dollars) (Unaudited) (continued)

I — Use of estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements, financial highlights and accompanying notes. Actual results could differ from those estimates.

J — Accounting for Uncertainty in Income Taxes — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As required, the Trust implemented FIN 48 on January 1, 2007.  Based on management’s evaluation, FIN 48 does not have a material impact on the Trust’s financial statements.

K — Fair Value Measurements — Effective January 1, 2008, the Trust adopted FAS 157 – Fair Value Measurements (“FAS 157” or the “Statement”).  FAS 157 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurement.  The changes to current practices resulting from the application of the Statement relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurement. The Statement emphasizes that fair value is a market based measurement, not an entity specific measurement; as such, a fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability.  As a basis for considering market participant assumptions in fair value measurements, the Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the Trust (observable inputs) and (2) the Trust’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The three levels defined by the FAS 157 hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.  Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III – Unobservable pricing input at the measurement date for the asset or liability.  Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy.  The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Trust’s securities using the fair value hierarchy:

At June 30, 2009	Total	Level I	Level II	Level III
Investments	$64,596,607	$64,596,607	-	-

Note 3 — Investment Considerations
Because the Trust concentrates its investments in publicly traded equities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in NT$, changes in the relationship of the NT$ to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2009 (Expressed in U.S. Dollars) (Unaudited) (continued)

Note 4 — Investment Management
As described in Note 1, the Trust entered into an investment advisory and management agreement with NRC on October 1, 2007.  Pursuant to the investment agreement, NRC is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust’s affairs.  The Trust pays NRC a fee at an annual rate of 1.25% of the NAV of the Trust’s assets up to $150 million and 1.00% of such NAV in excess of $150 million.

Note 5 — Administrative Management
Brown Brothers Harriman & Co. (“BBH”) provides administrative and accounting services for the Trust, including maintaining certain books and records of the Trust, and preparing certain reports and other documents required by U.S. federal and/or state laws and regulations. The Trust pays BBH a monthly fee for these services at an annual rate of 0.06% of the NAV of the Trust’s assets up to $200 million, 0.05% of such NAV equal to or in excess of $200 million up to $400 million and 0.04% of such NAV equal to or in excess of $400 million.  The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000. Out-of-pocket expenses will be billed at the actual amount incurred at the time the goods or service is purchased.

Note 6 — Custodian
BBH serves as custodian of the assets of the Trust. The Trust pays BBH a monthly fee for securities in the Taiwan market at an annual rate of 0.15% of the Trust’s market value of Taiwan holdings up to $200 million, 0.13% of such Taiwan holdings equal to or in excess of $200 million up to $400 million and 0.11% of such Taiwan holdings equal to or in excess of $400 million. The Trust pays BBH a monthly fee for securities in the Hong Kong market at an annual rate of 0.10% of the Trust’s market value of Hong Kong holdings. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000.

Note 7 — Investments in Securities
Purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2009, included $4,783,172 for stock purchases and $8,752,894 for stock sales, respectively.

At June 30, 2009, the cost of investments, excluding short-term investments, for U.S. federal income tax purposes was approximately equal to the cost of such investments for financial reporting purposes. At June 30, 2009, the unrealized depreciation of $6,126,598 for U.S. federal income tax purposes consisted of $7,133,299 of gross unrealized appreciation and $13,259,897 of gross unrealized depreciation.

Note 8 — Shares of Beneficial Interest
A — The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. The Trust has a repurchase program which allows for the repurchase of up to 10% of the outstanding shares. The share repurchase program commenced on November 1, 2004.

In connection with the share repurchase program referred to above, the Board of Trustees authorized management to repurchase Trust shares in one or more block transactions provided that no block exceeds 500,000 shares on any day, no more than 1,000,000 shares in total are repurchased in block transactions, and such share repurchases are made on the New York Stock Exchange and in compliance with the safe harbor provided by Rule 10b-18 under the Securities Exchange Act of 1934. This does not increase the overall repurchase authorization and the Trust will continue to make non-block share repurchases under its share repurchase program.

During the six months ended June 30, 2009, the Trust did not repurchase any shares under this program.

B — The Trust has adopted an interval fund structure pursuant to which it will make semi-annual repurchase offers of its shares of beneficial interest.  The percentage of outstanding shares of beneficial interest that the Trust can offer to repurchase in each repurchase offer is established by the Trust’s Board of Trustees shortly before the commencement of each offer, and is between 5% and 25% of the Trust’s outstanding shares of beneficial interest.  If the repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase up to an additional 2% of shares outstanding.

In June 2008, the Trust accepted 723,688 shares for payment at a price of $6.66 per share in accordance with its semi-annual repurchase offer.  Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on June 27, 2008, to which a 2% repurchase fee was applied.  The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2009 (Expressed in U.S. Dollars) (Unaudited) (continued)

In December 2008, the Trust accepted 687,504 shares for payment at a price of $3.85 per share in accordance with its semi-annual repurchase offer.  Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on December 17, 2008, to which a 2% repurchase fee was applied.  The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In June 2009, the Trust accepted 653,128 shares for payment at a price of $5.08 per share in accordance with its semi-annual repurchase offer.  Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on June 24, 2009, to which a 2% repurchase fee was applied.  The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

On July 15, 2008, the Trust filed a Registration Statement on Form N-2 with the SEC to register its common shares for one or more potential offerings in the future.  On December 18, 2008, the Trust filed an amended Registration Statement on Form N-2 with the SEC to register its common shares for one or more potential offerings in the future and on January 22, 2009, the Registration Statement was declared effective by the SEC.  While the Fund has no present intention to conduct such an offering, the filing will permit the Fund to move rapidly to conduct an offering of its shares in the future if the Board of Trustees of the Fund believes market conditions are appropriate.

At June 30, 2009, 12,409,440 shares were outstanding.

Note 9 — New Accounting Pronouncements
In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on performance. In September 2008, “FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4” (the “FSP”), “Disclosure about Credit Derivatives and Certain Guarantees: An Amendment to FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161,” were issued and are effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of SFAS 161, whereby disclosures required by SFAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management of the Fund has adopted FAS 161 and determined there is no material impact to the Fund’s financial statements for the period ended June 30, 2009.

Note 10 — Subsequent Events
May 2009, the FASB issued FASB Statement No. 165, “Subsequent Events” (“Statement No. 165”).  Statement No. 165 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.  Statement No. 165 includes a new required disclosure of the date through which an entity has evaluated subsequent events and is effective for interim reports or fiscal years ending after June 15, 2009.  The Fund’s adoption of Statement No. 165 did not have a material effect on its financial position or results of operations.

Management of the Fund has performed an evaluation of subsequent events through August 21, 2009, which is the date the financial statements were issued.  This is a new subsequent events disclosure requirement under Statement No. 165.

TAIWAN GREATER CHINA FUND
Additional Information (unaudited)

The Fund has obtained an agreement letter from Offshore Funds Centre of United Kingdom dated January 23, 2007 that its investors do not hold “material interest” in an offshore fund. Therefore, the Fund does not need to seek distributing fund status.

Steven R. Champion has been the President, Chief Executive Officer and portfolio manager of the Trust since February 2004. He was Executive Vice President of the Bank of Hawaii from 2001 to 2003 and Chief Investment Officer of Aetna International from 2000 to 2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C) Fund, predecessor to the Trust, from 1987 to 1989, and President and portfolio manager of the Trust from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

New York Stock Exchange Certification
In 2008, the Trust Chief Executive Officer provided to the New York Stock Exchange the annual CEO certification regarding the Trust’s compliance with the NYSE’s Corporate Governance listing standards stating that he was unaware of any violations of such listing standards.

Proxy Voting Policy
The Trust’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Risk Metrics Group, formerly Institutional Shareholder Services, Inc., unless the Trust’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Trust’s Board of Trustees. A summary of the voting policies may be found on the Trust’s website, www.taiwangreaterchinafund.com, and a more detailed description of those policies is available on the website of the SEC, www.sec.gov. In addition, information regarding how the Trust voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2009 is available on or through the Trust’s website and on the SEC’s website.

Portfolio Holdings
The Trust provides a complete list of its portfolio holdings in its report to shareholders four times each year, at each quarter end. For the second and fourth quarters, the list of portfolio holdings appears in the Trust’s semi-annual and annual reports to shareholders. For the first and third quarters, the list of portfolio holdings appears in its quarterly reports to shareholders. These reports are available on the Trust’s website. The Trust also files the list of portfolio holdings for the first and third quarters with the SEC on Form N-Q, which is available on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 100 F Street N.E., Room 1580, Washington, DC 20549. To find out more about this public service, call the SEC at 1-800-SEC-0330.

The Trust issues a new monthly update each month, which can be viewed on the Trust’s website at www.taiwangreaterchinafund.com. Please call toll free 1-800-343-9567 for any further information.

Board Approval of Investment Advisory Agreement (unaudited)

At a meeting held in person on July 9, 2009, the Board of Trustees of the Trust, which is comprised entirely of Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the renewal, for a one year period, of an investment advisory and management agreement (the “Advisory Agreement”) between the Trust and Nanking Road Capital Management, LLC (“Nanking” or the “Adviser”).

The Trustees met in a private session with the Trust’s legal counsel, at which no representative of the Adviser was present, and were advised by such counsel throughout the approval process.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement.  In their consideration of the Advisory Agreement, the Board considered the factors described below. The Board evaluated information concerning the Advisory Agreement provided to the Board during the meeting and during prior meetings.

1.  Nature, Extent and Quality of Services Rendered.

The Board considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including portfolio management, the supervision of operations of the Fund, the supervision of compliance and regulatory filings for the Fund and disclosures to Fund shareholders, the Adviser’s general oversight of the Fund’s other service providers, the CCO’s services for the Trust and other services.  The Board noted that the Adviser had managed the Fund within the parameters of its unique investment strategy for six years and had created a strong track record during that time.  The Board reviewed the Adviser’s research and investment processes, noting that the Adviser’s research and investment methodology continued to result in consistently high performance of the Fund.  The Board noted the Fund’s record of compliance with its investment policies and restrictions, and the quality of managerial and administrative services provided by the Adviser in an increasingly regulated industry.  The Board concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service for the Fund.

2.  Cost and Benefits in Providing the Services.

The Board reviewed management’s efforts to improve performance and lower expenses.  The Board considered the Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category.  The Board viewed favorably the historic and current willingness of the Adviser to limit the expense ratio of the Fund, and noted that the Adviser had not requested a fee increase.  After discussion, the Board concluded that the advisory fee for the Fund was acceptable based upon the qualifications, experience, reputation and performance of the Adviser and the moderate overall expense ratio of the Fund.

3.  Fall-Out Benefits

The Board considered the possibility that the Adviser may receive “fall-out” benefits from its managerial role, such as commissions on transactions in the Fund’s portfolio securities or additional business for other funds managed by it or its subsidiaries.  The Board considered any collateral benefits or any other benefits that may accrue or be received by the Adviser as a result of its relationship with the Fund.  In light of the costs of providing investment management and other services to the Fund, and the Adviser’s ongoing commitment to the Fund, ancillary benefits, if any, that the Adviser may receive were considered by the Board to be reasonable.

Board Approval of Investment Advisory Agreement (unaudited) (continued)

4.  Net Profitability

The Board considered the Adviser’s presentation concerning its profitability and costs attributable to the Fund.  The Board concluded that the Adviser’s profitability was at an acceptable level, particularly in light of the quality of the services being provided to the Fund.

5.  Extent to which Economies of Scale and Common Management Are Shared with the Fund.

The Board considered whether there had been economies of scale with respect to the management of the Fund and whether the Fund had appropriately benefited from any economies of scale realized by the Adviser in providing services to the Fund.  The Trustees noted the Fund had breakpoints on its advisory fees that would allow investors to benefit directly in the form of lower fees as the Fund’s assets grew.  However, given the relatively small size of the Fund, which had declined in aggregate assets over the past year, the Board did not believe that significant (if any) economies of scale had yet been achieved.

6.  Entrepreneurial Risk of the Adviser and its Affiliates.

The Board also considered the entrepreneurial risk of the Adviser and noted that significant risks exist in managing the Fund which are not easily quantifiable, but are nonetheless a factor to be weighed in any consideration of the reasonableness of the Adviser’s fees.  The Board noted that the Adviser had devoted all its resources to Fund matters and bore the costs of enhanced regulatory requirements and new or enhanced Fund policies and procedures, despite the decrease in revenues due to the decline in Fund assets.  The Board concluded that the Adviser differentiated itself from other managers by clearly understanding the unique investment strategy of the Fund and engaging in investment decisions from internally and externally generated research using proprietary quantitative tools and disciplined risk management.  The Board noted that the Adviser’s risk level was at an acceptable level, particularly in light of the quality of the services being provided to the Funds.

7.  Comparison of Management Fees in the Industry.

The Board reviewed and considered the advisory fee proposed to be paid by the Fund to the Adviser in light of the nature, extent and quality of the advisory services provided by the Adviser. The Board considered the Adviser’s verbal commitment to reduce advisory fees in the event that the Adviser reached $200 million in total assets under management. The Board determined that the fees contained in the Advisory Agreement provided a framework to pass on to shareholders expense savings. In order to better evaluate the Adviser’s advisory fees, the Board also reviewed comparative information with respect to fees paid by comparable funds. The Board noted that, due to the Fund’s distinctive investment objective, the number of comparable funds was limited. The Board determined that, based on the limited data available, the Adviser’s proposed fees were reasonable in light of comparable performance, expense and advisory fee information, costs of services provided and profits expected to be realized and benefits derived or to be derived by the Adviser from the relationship with the Fund.

8.  Disclosure of Pertinent Information.

The Board reviewed the information that the Adviser provided on a quarterly basis, noting that the Adviser consistently furnished the Board with sufficient information to provide an accurate picture of the Fund’s performance and activities.  The Board reviewed the information provided with respect to the renewal of the Advisory Agreement and noted that the Adviser had provided sufficient information necessary to evaluate the fees of the Adviser under the Advisory Agreement.

Board Approval of Investment Advisory Agreement (unaudited) (continued)

9.  Additional Considerations

The Board considered the size, education and experience of the staff of the Adviser, its fundamental research capabilities and its approach to training and retaining portfolio management and other research and management personnel, and concluded that these attributes enabled it to provide a high level of service to the Fund.  The Board also considered the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its management team.

Conclusions

In considering the Advisory Agreement, the Board did not identify any factor as all-important or all-controlling and instead considered the factors described above and other factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, it was the judgment of the Board that shareholders of the Fund had received satisfactory service at reasonable fees and that re-approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.  As part of its decision-making process, the Board noted that the Adviser had a long-standing relationship with the Fund, and that the Board believed that a long-term relationship with a capable, conscientious adviser was in the best interests of the Fund.  As such, the Board considered, in particular, whether the Adviser managed the Fund in accordance with its investment objective and policies as disclosed to the Fund’s shareholders.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Taiwan Greater China Fund:

We have reviewed the accompanying statement of assets and liabilities of Taiwan Greater China Fund (the “Fund”), including the schedule of investments, as of June 30, 2009, and the related statements of operations, changes in net assets, and financial highlights for the sixth-month period ended June 30, 2009.  These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States).  A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters.  It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole.  Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets for the year ended December 31, 2008 and financial highlights for each of the years in the five-year period ended December 31, 2008, and in our report dated February 25, 2009, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Boston, MA
August 21, 2009

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TAIWAN GREATER CHINA FUND
www.taiwangreaterchinafund.com

Trustees and Officers:
Pedro-Pablo Kuczynski, Chairman and Trustee
Frederick C. Copeland Jr., Vice Chairman, Trustee and Audit Committee Member
David N. Laux, Trustee
Tsung-Ming Chung, Trustee and Audit Committee Member
Edward B. Collins, Trustee and Audit Committee Member
Robert P. Parker, Trustee and Audit Committee Member
Steven R. Champion, President, Chief Executive Officer and Portfolio Manager
Regina Foley, Chief Financial Officer, Treasurer and Secretary

Manager:
Nanking Road Capital Management, LLC
111 Gillett Street
Hartford, CT 06105
U.S.A.
Tel: (860) 278-7888

Administrator & Custodian:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
U.S.A.
Tel: (617) 742-1818

Transfer Agent,
Paying and Plan Agent:
American Stock Transfer & Trust Company
59 Maiden Lane – Plaza Level
New York, NY 10038
U.S.A.
Telephone: (866) 624-4110

Investor Relations & Communications:
The Altman Group, Inc.
60 East 42nd Street, Suite 916
New York, NY 10165
U.S.A.
Telephone: (212) 681-9600

U.S. Legal Counsel:
Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019-6131
U.S.A.
Tel: (212) 878-8000

For information on the Fund, including the NAV,
please call toll free 1-800-343-9567.
Current and historical (from 2/27/2004) NAV
information can be found on the Fund’s website at
www.taiwangreaterchinafund.com

ITEM 2. CODE OF ETHICS.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable. This item is only required in an annual report on this Form N-CSR.

(b)	There has been no change, as of the date of filing, to the Portfolio Manager identified in response to paragraph (a) of this Item in the registrant’s most recent annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31
February 1 to February 28
March 1 to March 31
April 1 to April 30
May 1 to May 31
June 1 to June 30	(1) 653,128	$5.08	(1) 653,128	(2) 0
Total	653,128	$5.08	653,128	125,032

(1)	Shares repurchased under the registrant’s semi-annual repurchase offer.

(2)
In addition to the semi-annual repurchase offer, the registrant may repurchase up to 2,179,932 shares under a separate repurchase program (the “Repurchase Program”) which commenced on November 1, 2004. The Repurchase Program does not have an expiration date.  As of June 30, 2009, 125,032 shares may be purchased under the repurchase program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), are effective as of a date within 90 days of the filing date of this report based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.  Code of Ethics required by Item 2 is only required in an annual report on this Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), are filed as Exhibit 12(a)(2) to this Form N-CSR.

(a)(3) The registrant has made no written solicitations to purchase securities pursuant to Rule 23C-1 under the 1940 Act during the period covered by this report to 10 or more persons.

(b) Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of SOX, Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Taiwan Greater China Fund

By: /s/ Steven R. Champion
Name: Steven R. Champion
Title: President and Chief Executive Officer (Principal Executive Officer)

Date:  September 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Steven R. Champion
Name: Steven R. Champion
Title: President and Chief Executive Officer (Principal Executive Officer)

Date:  September 4, 2009

By: /s/ Regina Foley
Name: Regina Foley
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date:  September 4, 2009